As of the date of this Prospectus, the Company has determined to pay interest for each of the three Certificate years prior to the initial maturity date at the following combined rates, instead of the lesser rate provided in the Certificate:


           If Interest is   If Interest is   If Interest is
           Paid Quarterly   Paid Annually    Compounded Annually
           ______________   ______________   ___________________

Year 1     4.85%            4.90%            5.00%

Year 2     5.10%            5.15%            5.25%

Year 3     5.35%            5.40%            5.50%


The declared rate for redemptions (i.e., surrenders) during the initial three-year period is 3.50% (as further discussed below), subject to reduction under certain circumstances set forth herein. Redemption rates for subsequent periods may vary.

(Prospectus supplement dated 12/6/96)